                                December 15, 2000


NCO Group, Inc.
NCO Portfolio Funding, Inc.
515 Pennsylvania Avenue
Fort Washington, PA 19034
Attention: Michael J. Barrist,
           President and Chief Executive Officer

           Re: Third Amendment to Credit Agreement and
               Commitment for Subfacility Amendment to Credit Agreement

Dear Michael:

         You have advised us that NCO Group, Inc. (the "Borrower") seeks an amendment to its Credit Agreement (as defined below) in order to create a subfacility (the "Subfacility") that will be used exclusively for the Borrower to make revolving credit loans to Post-Merger NCOP (as defined below) in an aggregate amount not to exceed $50,000,000, pursuant to a credit agreement between the Borrower and Post-Merger NCOP (the "NCOP/NCOG Credit Agreement"). Attached hereto as Exhibit A is a Summary of Terms and Conditions (the "Term Sheet") describing the general terms and conditions for the proposed amendment to the Credit Agreement (the "Subfacility Amendment") and the establishment of the Subfacility and the NCOP/NCOG Credit Agreement.

         You have also advised us that the Borrower seeks an amendment to its Credit Agreement in order to eliminate a limitation on its capital expenditures that is unnecessary due to its other financial covenants and to increase its permitted investment in delinquent pools of accounts. In connection therewith, the Lenders wish for you to restrict certain transactions with domestic Excluded Subsidiaries. Attached hereto as Exhibit B are the terms of such amendment to the Credit Agreement (the "Limited Amendment").

         The undersigned Lenders are pleased to advise you of their commitment to amend the Credit Agreement in order to effect (i) the Subfacility Amendment, on substantially the terms outlined in the Term Sheet and subject to the terms and conditions set forth herein and in the Term Sheet, and (ii) the Limited Amendment, on the terms set forth in such Limited Amendment, subject to the terms and conditions set forth herein.

         "Credit Agreement" means that certain Fifth Amended and Restated Credit Agreement, dated as of December 31, 1999, as amended through the date hereof, among the Borrower, Mellon Bank, N.A., as Administrative Agent and the Lenders referred to therein. Unless otherwise defined herein, capitalized terms used herein or in the Term Sheet or the Limited Amendment and not otherwise defined are used as defined in the Credit Agreement. The surviving entity following the merger of NCO Portfolio Funding, Inc. ("NCOP"), which is currently a wholly owned subsidiary of the Borrower, and Creditrust, Inc. ("Creditrust"), which is

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NCO Group, Inc.
NCO Portfolio Funding, Inc.
December 15, 2000
Page 2

currently a public company in bankruptcy, is herein referred to as "Post-Merger NCOP".

         The Limited Amendment set forth on Exhibit B hereto shall be effective immediately at such time as the Borrower, the Administrative Agent and the Majority Lenders shall have executed original counterpart signature pages hereto and the Borrower shall have paid the fee specified in the last paragraph of this letter.

         The commitment of the undersigned Lenders to amend the Credit Agreement to effect the Subfacility Amendment is based upon the financial and other information regarding the Borrower and NCOP previously provided to the Lenders. Further, the commitment to amend the Credit Agreement in order to effect the Subfacility Amendment is subject to the conditions specified in the Term Sheet and the conditions, among others, that (i) the Majority Lenders shall have signed original counterpart signature pages hereto, (ii) there shall not have occurred after the date of the financial and other information previously provided to the Lenders, any material adverse change in the business, assets, liabilities (actual or contingent), operations or condition (financial or otherwise) of the Borrower or NCOP, (iii) there shall have been provided to the undersigned Lenders, to their satisfaction, financial and other information regarding Creditrust, (iv) the undersigned Lenders shall continue to be satisfied with the business, assets, liabilities (actual or contingent), operations and condition (financial or otherwise) of the Borrower, NCOP and Creditrust, (v) the financial and other information concerning the Borrower and NCOP shall not differ in any material respect from the information previously provided to the Lenders, (vi) the undersigned Lenders shall have completed, to their satisfaction, all legal, business and other due diligence review of the business, assets, liabilities, operations and condition of the Borrower, NCOP and Creditrust, (vii) the Majority Lenders shall have approved the Subfacility Amendment and the other conditions in the Term Sheet shall have been satisfied,
(viii) the Administrative Agent, the Majority Lenders, the Borrower and Post-Merger NCOP shall have executed and delivered mutually acceptable documentation for the Subfacility Amendment and the transactions contemplated hereby, (ix) all representations made and all information furnished under this letter shall be accurate and complete in all material respects, (x) the undersigned Lenders shall be satisfied with the capital structure of Post-Merger NCOP, and (xi) all material court, governmental and third party approvals needed for the transactions contemplated in the Term Sheet shall have been obtained.

         Each of the Borrower and NCOP hereby represents and covenants that to the best of its knowledge (i) all information, other than Projections (as defined below), which has been or is hereafter made available to the Administrative Agent or the Lenders by it or any of its representatives in connection with the transactions contemplated hereby ("Information") is and will be complete and correct in all material respects and does not and will not

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NCO Group, Inc.
NCO Portfolio Funding, Inc.
December 15, 2000
Page 3

contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not materially misleading and
(ii) all financial projections concerning the Borrower, NCOP, Creditrust and Post-Merger NCOP that have been or are hereafter made available to the Administrative Agent or the Lenders by it (the "Projections") have been or will be prepared in good faith based upon reasonable assumptions. The Borrower and NCOP agree to supplement the Information and the Projections from time to time until the closing date so that the representation and warranty in the preceding sentence is correct on the closing date. In amending the Credit Agreement, the Administrative Agent and the Majority Lenders will be using and relying on the Information and the Projections.

         By executing this letter, the Borrower and NCOP, jointly and severally, agree to reimburse the Administrative Agent from time to time on demand, whether or not closing ultimately occurs on the Limited Amendment, Subfacility Amendment, Subfacility and NCOP/NCOG Credit Agreement, for all reasonable out-of-pocket fees and other expenses (including, but not limited to, the reasonable fees, disbursements and other charges of its counsel, Drinker Biddle & Reath LLP,) incurred in connection with the proposed Limited Amendment, Subfacility Amendment, Subfacility and NCOP/NCOG Credit Agreement, including the preparation of definitive documentation for the Subfacility Amendment and the other transactions contemplated hereby and, if necessary, the Borrower and NCOP agree to pay all costs and expenses of the Administrative Agent incurred in connection with the enforcement of any of its rights and remedies hereunder. All payments by the Borrower and NCOP hereunder shall be made free and clear of any set-off rights, claims, counterclaims, defenses and withholding or other taxes.

         By executing this letter, the Borrower confirms that the indemnification rights set forth in the Credit Agreement include indemnification for any losses, claims, costs, damages, expenses (including the fees and expenses of counsel) or liabilities arising out of, in any way relating to, or resulting from, this letter, the Limited Amendment, the Subfacility Amendment or the other transactions contemplated hereby and any use or proposed use of the proceeds of the Subfacility and the NCOP/NCOG Credit Agreement.

         The provisions of the immediately preceding two paragraphs shall remain in full force and effect regardless of whether definitive Limited Amendment and Subfacility Amendment documentation shall be executed and delivered and notwithstanding the termination of this letter or the commitment of the undersigned Lenders hereunder.

         This letter may be executed in counterparts which, taken together, shall constitute an original. This letter, together with the Term Sheet and the Limited Amendment, embodies the entire agreement and understanding among the Administrative Agent, the undersigned Lenders, the Borrower and NCOP with respect to the specific matters set forth above and supersedes all prior agreements and understandings relating to the subject matter hereof. No party

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NCO Group, Inc.
NCO Portfolio Funding, Inc.
December 15, 2000
Page 4

has been authorized by the Administrative Agent or any Lender to make any oral or written statements inconsistent with this letter.

         This letter shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the principles of conflicts of law. For purposes of enforcing this letter and resolving disputes under it, the parties hereto hereby consent to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania or of any federal court located in Pennsylvania. THE PARTIES HERETO WAIVE ALL RIGHTS TO A TRIAL BY JURY RELATING TO THE SUBJECT MATTER HEREOF.

         This letter is issued solely for the benefit of the Administrative Agent, the Lenders and the Borrower, and may not be relied upon or enforced by any other person except as mutually agreed, and may not be assigned by the Borrower or NCOP.

         If you are in agreement with the foregoing, please execute the enclosed copy of this letter and provide payment of one-half of the Amendment Fee (as defined in the Term Sheet) no later than 5 p.m. (Eastern time) on December 20, 2000. This letter and the Limited Amendment will become effective upon delivery to the Administrative Agent of executed counterparts of this letter by the Borrower, NCOP and the Majority Lenders and payment by the Borrower of the aforesaid fee. This commitment shall terminate if not so agreed to by the Borrower, NCOP and the Majority Lenders prior to that time. Following timely acceptance by the aforementioned parties, the commitment to amend the Credit Agreement in order to effect the Subfacility Amendment shall expire at 5 p.m. (Eastern time) on March 31, 2001 unless the Subfacility Amendment is made effective in accordance with its terms by such time.

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NCO Group, Inc.
NCO Portfolio Funding, Inc.
December 15, 2000
Page 5

                                            Very truly yours,

ADMINISTRATIVE AGENT:                       MELLON BANK, N.A.,
                                            as Administrative Agent and a Lender



                                            By: ________________________________
                                                  Liam M. Brickley
                                                  Vice President


LENDERS:                                    PNC BANK, NATIONAL ASSOCIATION


                                            By: ________________________________
                                                   Name:
                                                   Title:


                                            BANK OF AMERICA, N.A.


                                            By:_________________________________
                                                   Name:
                                                   Title:


                                            FIRST UNION NATIONAL BANK


                                            By:_________________________________
                                                   Name:
                                                   Title:

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NCO Group, Inc.
NCO Portfolio Funding, Inc.
December 15, 2000
Page 5

                                            SUNTRUST BANK, ATLANTA



                                            By:_________________________________
                                                   Name:
                                                   Title:

                                            By: ________________________________
                                                   Name:
                                                   Title:


                                            UNION BANK OF CALIFORNIA, N.A.


                                            By:_________________________________
                                                   Name:
                                                   Title:


                                            NATIONAL CITY BANK OF PENNSYLVANIA


                                            By:_________________________________
                                                   Name:
                                                   Title:


                                            SUMMIT BANK


                                            By:_________________________________
                                                   Name:
                                                   Title:

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NCO Group, Inc.
NCO Portfolio Funding, Inc.
December 15, 2000
Page 7

                                            PROVIDENT BANK OF MARYLAND


                                            By:_________________________________
                                                   Name:
                                                   Title:


                                            MANUFACTURERS AND TRADERS
                                            TRUST COMPANY


                                            By:_________________________________
                                                   Name:
                                                   Title:


                                            FLEET NATIONAL BANK


                                            By:_________________________________
                                                   Name:
                                                   Title:


                                            CITIZENS BANK OF MASSACHUSETTS

                                            By:_________________________________
                                                   Name:
                                                   Title:


                                            CHEVY CHASE BANK, F.S.B.


                                            By:_________________________________
                                                   Name:
                                                   Title:

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NCO Group, Inc.
NCO Portfolio Funding, Inc.
December 15, 2000
Page 8


                                            FIRSTAR BANK, N.A.


                                            By:_________________________________
                                                   Name:
                                                   Title:


                                            IBM CREDIT CORPORATION


                                            By:_________________________________
                                                   Name:
                                                   Title:


                                            BANK AUSTRIA CREDITANSTALDT
                                            CORPORATE FINANCE, INC.


                                            By:_________________________________
                                                   Name:
                                                   Title:

                                      -8-
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NCO Group, Inc.
NCO Portfolio Funding, Inc.
December 15, 2000
Page 9

COMMITMENT ACCEPTED AND AGREED
TO THIS _______DAY OF _______________, 2000

NCO GROUP, INC.


By:________________________________________
      Michael J. Barrist,
      President and Chief Executive Officer


NCO PORTFOLIO FUNDING, INC.


By:________________________________________
      Michael J. Barrist,
      President and Chief Executive Officer

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